UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 29, 1997
                                                  -------------------


                           Lukens Medical Corporation
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                        1-11109                       22-2429965
 ---------------                 --------------                ----------------
 (State or other                (Commission File               (I.R.S. Employer
 jurisdiction of                 Number)                        Identification
 incorporation)                                                 Number)


  3820 Academy Parkway North, NE, Albuquerque, New Mexico    87109
  ------------------------------------------------------------------
           (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (505) 342-9638
                                                     ---------------


         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)





                  Exhibit Index on Sequentially Numbered Page 4

                      INFORMATION TO BE INCLUDED IN REPORT


Item 5.  Other Events.
----------------------

         Registrant's press release dated December 29, 1997 is filed herewith as exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
------------------------------------------

                    (c) Exhibits

                              20.       Press   release  of   Registrant   dated
                                        December 30, 1997.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LUKENS MEDICAL CORPORATION
                                                (Registrant)


                                         By: /s/ Robert S. Huffstodt
                                            -----------------------------
                                             Robert S. Huffstodt, President
                                             and Chief Executive Officer





Dated:   December 29, 1997

                                  EXHIBIT INDEX



                                                             Sequentially
         Exhibit                                             Numbered Page
         --------                                            --------------

20.      Press release of registrant dated
         December 29, 1997.                                       5